Exhibit 99.1

JUNE 2018 1

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that t hese statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; the failure to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect th e Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise th e forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectatio ns and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third -party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, boa rd of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, secondary offering costs, store impairment charges and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53-week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be compara ble to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income. 2

COMPELLING INVESTMENT STORY 3 •Proven ability to drive growth and expansion •Private brand penetration growth •Economies of scale in purchasing •Ability to leverage expenses •Healthy brick and mortar same store sales growth •Importance of quality and fit •Lifestyle experience across stores, e-commerce and events •Significant e-commerce penetration through 3 brands •Leader and authority in the western and work industry •Genuine lifestyle retail brand •Extremely loyal customers seeking authenticity •Unique merchandise assortment GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES STRONG OMNI-CHANNEL BRAND PRESENCE NATIONAL LEADER IN ATTRACTIVE NICHE

AGENDA BOOT BARN STORY STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 APPENDIX 4

AN AMERICAN LIFESTYLE Country music popularity continues to rise2 Highest selling vehicle1 Thousands of rodeos held in the U.S. Popular spectator sport 1 Business Insider 1/7/2017, “The 20 best-selling cars and trucks in America”; 2 Forbes.com, 10/31/16, “Country Music’s Popularity and Influence Continues to Rise” 5

ESTIMATED $20 BILLION INDUSTRY1 ATTRACTIVE DYNAMICS ~$20 BILLION MARKET OPPORTUNITY • Highly fragmented • Less fashion driven than traditional apparel West W 40% Work Wear 60% • Work wear purchases are often non-discretionary 1Source: Mod Advisors LLC July 3, 2014 6 DRIVERS OF WESTERN WEAR GROWTH Country music Western events Ranching Horse ownership Agriculture DRIVERS OF WORK WEAR GROWTH Blue collar employment Oil & gas recovery Construction spending Commercial accounts Work safety regulations

SALES DIVERSIFICATION PRODUCT MIX1 Footwear 53% Apparel 32% Hats, Accessories & Other 15% END USER1 Men 63% Women 24% Unisex 8% Kids 5% CHANNEL1 Stores 83% E-commerce 17% 1 Fiscal year ended March 31, 2018. 2As of March 31, 2018, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance. 7 Work and Other: 30% of Sales2 Western: 70% of Sales2

EVERYDAY MERCHANDISE ASSORTMENT BELTS / BELT BUCKLES FLAME RESISTANT RUGGED FOOTWEAR • • Low fashion quotient minimizes markdown exposure Vast majority of our merchandise sales are at full price1 ¹Excludes sheplers.com sales. 8 WORK & OTHER WESTERN SHIRTS PANTS OUTERWEAR COWBOY HATS WESTERN SHIRTS DENIM BOOTS

STRONG HISTORY OF GROWTH NET SALES ($MM) 10% CAGR ~24% $678 9% $619 $569 41% $403 48% $346 1 FY13 FY14 FY15 FY16 FY17 FY18 ADJUSTED EBITDA ($MM) ADJUSTED EBIT ($MM) $66 $49 $46 1 1 FY13 FY14 FY15 FY16 FY17 FY18 FY13 FY14 FY15 FY16 FY17 FY18 Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includ es 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included in the Appendix. 9 $39 $41 $32 $23 $60$58 $48 $40 $29 16% $233

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 10 10

1. UPGRADED OUR CREATIVE LOOK AND FEEL 11

1. DEVELOPED THREE DISTINCT CUSTOMER SEGMENTS 12

1. WESTERN CREATIVE ADDRESSES CORE CUSTOMER DIRECT MAIL EMAIL SOCIAL

1. WORK CREATIVE IS GEARED MORE MALE DIRECT MAIL EMAIL SOCIAL

1. WONDERWEST IS A DEVELOPING,GROWING SEGMENT DIRECT MAIL EMAIL SOCIAL :C (' <1 15

1. BUYING PORTION OF MEDIA ON A NATIONAL LOCAL RADIO DELIVERY (FY 2017) BASIS NATIONAL/LOCAL RADIO DELIVERY (FY 2018) 16

1. LEVERAGING BROAD REACH OF TV TO ATTRACT NEW CUSTOMERS 17

1. MARKETING EFFORTS HAVE GROWN CUSTOMER BASE Total Known Customers (YOY % Change) 7.0% 4.0% 0.0% -4.0% -6.0% FY17 Q4 FY18 Q1 FY18 Q2 FY18 Q3 FY18 Q4 18

1. DRIVE SAME STORE SALES GROWTH 19.6% 17.8% 14.3% 12.1% 8.2% -0.9% Q4 '17 Q1 '11 Q2Q3 '11'11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q1 '18 Q2 '18 Q3Q4 '18'18 19 18.1% 16.2% 13.8%14.2%14.1% 7.7% 16.9% 10.7% 8.9% 7.5%7.1%7.7% 7.3% 7.2% 7.0% 5.6%5.2% 3.8% 1.8%1.3% 1.8% 0.1% -2.0% -1.2%0.4%0.2%

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 20 20

2. CONTINUE OMNI-CHANNEL LEADERSHIP ,,..-SHEPLERS • W!:stnkN STORIS • BOO,. BARN COUNTRY OUTFITTER ..... ---·--·-·..._-·.-BOO'PBARil' .. c...,--..-··_,.-·,..... -·-·--·....... EXTRA 20% OFF ENTIRE SITE ON SALE GO EXPLORING. ·-Men's lu«htst Boots I a 0 a a a-a a a a a a a ........-· ·-· _e_-.. ....-..-.--_ c-<1 a .....-...---·-•·c ... .,,_._.._..._..,.c. .-c-., - .•..ln•lt •• •un• •lid•to • .... Women's loou Mtn'slootJ .., . ,.._...._.. ....-....,.......... .....,.....,.....,.._......·. _-·.·_·......,.... ....,...,....., ,_ .. c:--OMIMI -.....C...... •t.tl)l•t• tJtttl Womtn't Tops oentm Mena Shirts •• MEN'S 21

/ G western boots - Goog le X C I i Secure I https://www.goog le.com/search?source=hp&ei=deZPWrycKKmSO• = (January 2018) All Shopping Maps Images News More Settings Tools Shopping {Paid) Abou1 3,040,000 results (0.99 seconds) PPC {Paid} ·-·-·-·-·-·-·-·-·-·-·-·-·-·-·-·-·' ;·-·-·-·-·-·-·-·-·-·-. • Shop for western b... on Google sponsored 0'. • All Western Boots On Sale-Over 4,000 Boot Styles On Sale • I 1 I (M) www.sheplers.com/WestemBoots • 1-' Justm, Tony lama, Ariat,Lucchese, Dan Post, & More. All Boots Ship Free Shop Our Huge Selection·Free Shipping 24n Customer Service·Trusted Since 1899 Harness Boots ·Motorcycle Boots ·CasualCowboy Boots ·Work Boots Men's Roper Boots SH Y.. RS Cowgirl Boots & Western Boots I Free Shipping I Cavender's (M) www.cavenders.com/ • 4 7 ***1 rating for cavenders.com Shop Cavenders.com Today & Save• All Boots & Orders $50+ Ship Free Tons of Clearance Items·Email Only Savings·Free Shipping on $50·Great Customer Service Types:Cowboy Boots,Cowboy Hats,Western Wear,Work Boots,Western Gifts,Jeans The Cartwright Justin Men's Distressed LighL $173.03 Sheplers.com Free shipping The Earl $235.00 Tecovas Free shtpping $225.00 Tecovas Free shipptng Western Boots at Boot Barn - Free Shipping On Cowboy Boots (M) www.bootbam.com/Cowboy T BOOT 4 5 ****1 rating for bootbarn.com The Largest Western Wear Retailer 9 15345 Barranca Pkwy.Irvine, CA - (888) 440-2668 BARN Laredo stillwater Cowboy Boots •... $129.95 Sheplers.com Free shipping Justin Stampede Roper Cowboy... S82.97 Boot Barn Free shipping The Duke -·=-Men's Cowboy Boots-Latest Styles, Large Selection (M) www.countryoutfrtter.com/ • \ Includes Ariat,Boulet, Justin, Tony Lama,and more. All Boots Ship Free! COUNTRY OUTFITTER S345.00 Tecovas **** • .'·-·-·-·-·-·-·-·-·-·-·-··--··--··--··--··-··' (236) -·-; ,ng Beach ""' R & R Westernwear 'Y' ElVaquero e; Tustin @ V Stlverado V @) • iji; ine •• • <ED Boot Barn Huntington Beach IsabelMarant Dallin Leather... $348.00 Neiman Marcus 53% pnce drop Cabela's Men's Open Range... S149.99 Cabela's •Special offer Just n Men's All Star Chocolate.. $100.98 Sheplers.com Free shipptng ' Neort Beach · Mission Viejo ® Map data 402018 Google .. Laguna Hills • Rating Hours • Sort by ·-7 ' Organic Search {Free) M ore on Google ·-·-·-·-·-·-·-·-·-· Boot Barn BOOT (31) SS Western Apparel store BARN I • Cowboy boots workwear & Western g1fts 22 ' 2·8 m-i ·Lake Forest ·CA-(9·49-) 45·5..-021·1 -·-·-·-·-·-·-· n n•1 · Actual search results

Organic Search (Free) 23 Search Results Continued (January 2018)

2. INTEGRATING PHYSICAL AND DIGITAL COMMERCE HOME ONLINE OUTPOST Pick Up Online Orders Here SECURE PICK UP·FREE SHIPPING·EASY RETURNS & EXCHANGES WHIP * Our IN STORE TABLET is an endless aisle of boots, jeans, shirts,hatsmore! * FREE ·2-DAY SHIPPING on all boot purchases* ; ----:---JUSTONECLICKAWAY ----24 BUY ONLINE PICK UP IN-STORE 1 IN-STORE TABLET, SHIP TO

2. BUILDING OMNI-CHANNEL LEADERSHIP IN-STORE COMMERCIAL ONLINE DIRECT STORE POS EVENTS SHIP FROM DC SELL NEW SITES SPECIAL ORDER SHIP FROM VENDOR MOBILE ECOM WHIP COMMERCIAL ACCOUNTS INFORM SOCIAL CREDIT CARD CRM OUTPOST 25 TRANSACT FULFILL

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 26

3. BUILD OUT EXCLUSIVE BRAND PORTFOLIO 13.5% (% of sales) • Growth penetration of 2 ppts annually • Margin enhancement (900 - 1,000 bps) • Continued growth opportunities 1 Represents total company exclusive brand penetration. FY2012 FY2018 27 3% EXCLUSIVE BRAND SALES PENETRATION1 EXCLUSIVE BRAND GROWTH PLAN 1

[LOGO]

In-Store Fixtures Facebook and Instagram Pages Email 29

@CodyJamesSocial •

In-Store Fixtures Email Facebook and Instagram Pages 31

3. EXCLUSIVE BRANDS ARE LEADING BRANDS IN THE STORE 1 2 3 4 5 = Exclusive brands 32 TOP 5 brands Work / Other Western

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 3333

4. EXPAND OUR STORE BASE HISTORICAL STORE BASE COMPELLING NEW STORE ECONOMICS 17.5% CAGR 226 219 208 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 34 152169 117 86 GOALS Store Size (sq. ft.)10,000 Year 1 Net Sales$1.7mm Net Cash Investment$0.8mm Cash on Cash Return (Yr. 1)~30% Payback Period~3 Years New stores/Tuck-ins FY12 - FY1876

4. STORE FOOTPRINT CONTINUES TO BUILD E-COMMERCE1 STORES More FY12 • 86 stores • 8 states TODAY • 230 stores • 31 states Less 35 1Represents e-commerce sales dollars by state for the fiscal year ended March 31, 2018.

4. ACCELERATE STORE OPENINGS WITH TUCK-INS WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)1 230 National Regional (Mostly Texas) competitor North & South Carolina Arizona Independent retailers 1 Store count as of May 21, 2018. 36 Wood’s Boots WO O D ’S BO OTS •4 store chain in the Odessa/Midland region of West Texas •Acquired by Boot Barn 9/11/2017 •Purchase price of $2.7 million •Expected payback in < 2 years > 2.5x as many 79stores as closest 9 6 Thousands

4. BOOT BARN IS NOW INDUSTRY LEADING PLAYER RANK OF U.S. WESTERN RETAILERS AUGUST 2012 AUGUST 2013 AUGUST 2014 TODAY 1 3 37

4. ICONIC STORE DESIGN 38

4. AUTHORITY ON BOOTS 39

4. STRONG WORK BOOT SELECTION 40

4. BROAD AND DEEP DENIM ASSORTMENT 41

4. ENGAGING IN-STORE MERCHANDISING 42

INVESTMENT HIGHLIGHTS Genuine lifestyle retail brand Clear national leader in a large and fragmented market niche Significant new store growth opportunity Great omni-channel brand with three leading e-commerce sites Proven ability to drive same store sales growth Strong portfolio of exclusive brands Loyal customer base Experienced management team and passionate organization 43

APPENDIX 44

ADJUSTED EBITDA RECONCILIATION 1The fiscal 2017 column has been adjusted to reflect management’s estimated 52-week results as fiscal 2017 was a 53-week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and Adjusted EBIT on a 52-week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers. (a) Represents non-cash compensation expenses related to stock options, restricted stock awards and restricted stock units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value. (f) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space. (g) Represents professional fees and expenses incurred in connection with secondary offerings conducted in January 2018 and February 2015 and a Form S-1 Registration Statement filed in July 2015 and withdrawn in November 2015. (h) Represents professional fees and expenses incurred in connection with a prior due diligence process of Sheplers. (i) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair values. 45